                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SCB COMPUTER TECHNOLOGY, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2.       Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4.       Proposed maximum aggregate value of transaction:

         5.       Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:

         2.       Form, Schedule or Registration Statement No.:

         3.       Filing Party:

         4.       Date Filed:

                            [SCB LOGO AND LETTERHEAD]



                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2001

To our Shareholders:

     The 2001 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on September 20, 2001, beginning at 10:00 a.m. (Memphis time). At the meeting, the Company's shareholders will vote on the following proposals to:

     1. Approve an amendment to the Company's charter that classifies the Board of Directors into three classes of directors who, after a transitional period, will serve for staggered terms of three years each, with one class constituting approximately one-third of the Board of Directors being elected at each successive annual meeting of shareholders (the "Charter Amendment");

     2. Elect five directors to serve on the Board of Directors of the Company for the following terms: (a) if the Charter Amendment is approved by the Company's shareholders and becomes effective, two directors will serve in Class I for an initial term of one year, one director will serve in Class II for an initial term of two years, and two directors will serve in Class III for an initial term of three years; or (b) if the Charter Amendment is not approved by the Company's shareholders and does not become effective, all five directors will serve for a term of one year; and

     3. Ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2002.

     Shareholders also will transact any other business that properly comes before the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

     Only shareholders of record at the close of business on July 31, 2001, are entitled to receive notice of, and to vote at, the meeting and any postponement or adjournment thereof. A list of such shareholders will be available for inspection by any shareholder at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, during ordinary business hours beginning August 21, 2001, and continuing through the meeting.

     YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE OR ON THE INTERNET OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.


                                    By Order of the Board of Directors,

                                    /s/  Gordon L. Bateman

                                    Gordon L. Bateman
                                    Secretary

August [17], 2001

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
INFORMATION ABOUT THE MEETING ...................................................   1

     What is the purpose of the meeting? ........................................   1
     Who is entitled to vote? ...................................................   2
     Am I entitled to vote if my shares are held in "street name"? ..............   2
     How many shares must be present to hold the meeting? .......................   2
     What happens if a quorum is not present at the meeting? ....................   2
     How do I vote my shares? ...................................................   2
     How will the shares credited to my KSOP account be voted? ..................   3
     Can I change my vote after I submit my proxy? ..............................   3
     Who will count the votes? ..................................................   3
     How does the Board of Directors recommend that I vote on the proposals? ....   3
     What happens if I do not specify how my shares are to be voted? ............   4
     Will any other business be conducted at the meeting? .......................   4
     How many votes are required for action to be taken on each proposal? .......   4
     How will abstentions be treated? ...........................................   4
     How will broker non-votes be treated? ......................................   4

STOCK OWNERSHIP .................................................................   5

     How much common stock do the Company's management and its largest
       shareholders own? ........................................................   5
     Section 16(a) Beneficial Ownership Reporting Compliance ....................   6

PROPOSAL 1 - APPROVAL OF CHARTER AMENDMENT CREATING CLASSIFIED
BOARD OF DIRECTORS SERVING STAGGERED TERMS ......................................   7

     Introduction ...............................................................   7
     Classification of Directors and Staggering of Terms ........................   7
     Reasons for the Proposal ...................................................   7
     Potential Anti-Takeover Effects ............................................   8
     Implementation .............................................................   8
     Board of Directors' Recommendation .........................................   8

PROPOSAL 2 - ELECTION OF DIRECTORS ..............................................   9

     General ....................................................................   9
     Nominees for Director ......................................................   9
     Board of Directors' Recommendation .........................................  10
     How does the Board of Directors operate? ...................................  10
     How often did the Board of Directors and its committees meet in fiscal 2001?  11
     How are directors nominated? ...............................................  12
     How are directors compensated? .............................................  12
     Compensation Committee Interlocks and Insider Participation ................  12

EXECUTIVE COMPENSATION ..........................................................  12

     Compensation Committee Report on Executive Compensation ....................  12
     Summary Compensation Table .................................................  14
     Stock Option Grants in Fiscal 2001 .........................................  16
     Stock Option Exercises and Values for Fiscal 2001 ..........................  16
     Employment Agreement .......................................................  16
     Other Compensation Agreements ..............................................  16
     Comparison of Total Shareholder Returns ....................................  17

PROPOSAL 3 - RATIFICATION OF INDEPENDENT ACCOUNTANTS ............................  18

OTHER  MATTERS ..................................................................  19

ADDITIONAL INFORMATION ..........................................................  19

     Solicitation of Proxies ....................................................  19
     Shareholder Proposals for 2002 Annual Meeting of Shareholders ..............  19

APPENDIX A - CHARTER AMENDMENT CREATING CLASSIFIED BOARD OF DIRECTORS
     SERVING STAGGERED TERMS ....................................................  A-1

APPENDIX B - AUDIT COMMITTEE CHARTER ............................................  B-1



                            [SCB LOGO AND LETTERHEAD]



                                 PROXY STATEMENT
                                       FOR
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2001

     This Proxy Statement is being furnished in connection with the solicitation of proxies by SCB Computer Technology, Inc. (the "Company"), on behalf of its Board of Directors, for use at the 2001 Annual Meeting of Shareholders and any postponement or adjournment thereof. The meeting will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on September 20, 2001, beginning at 10:00 a.m. (Memphis time).

     At the meeting, the Company's shareholders will be asked to vote on proposals to (1) approve an amendment to the Company's charter that classifies the Board of Directors into three classes of directors who, after a transitional period, will serve for staggered terms of three years each, with one class constituting approximately one-third of the Board of Directors being elected at each successive annual meeting of shareholders; (2) elect five directors to serve on the Board of Directors of the Company; and (3) ratify the appointment of the Company's independent accountants. The proposals are set forth in the accompanying Notice of 2001 Annual Meeting of Shareholders and are described in more detail in this Proxy Statement. Shareholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the meeting, although the Board of Directors knows of no such other business to be presented.

     By submitting your proxy - either by voting by telephone or on the Internet or by executing and returning the enclosed proxy card - you will authorize the proxy holders, Gordon L. Bateman, the Company's Executive Vice President, Chief Administrative Officer and Secretary, and Michael J. Boling, the Company's Executive Vice President, Chief Financial Officer and Treasurer, to represent you and vote your shares of the Company's common stock on these proposals at the meeting in accordance with your instructions. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any postponement or adjournment of the meeting.

     The Company's 2001 Annual Report to Shareholders (the "Annual Report"), which includes the Company's financial statements, accompanies this Proxy Statement. Although the Annual Report is being distributed with this Proxy Statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

     This Proxy Statement and the accompanying materials are first being sent or given to the Company's shareholders on or about August [17], 2001.

     YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE OR ON THE INTERNET OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                          INFORMATION ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At the meeting, the Company's shareholders will vote on the following proposals to:

     1. Approve an amendment to the Company's charter that classifies the Board of Directors into three classes of directors who, after a transitional period, will serve for staggered terms of three years each, with one class constituting approximately one-third of the Board of Directors being elected at each successive annual meeting of shareholders (the "Charter Amendment");

     2. Elect five directors to serve on the Board of Directors of the Company for the following terms: (a) if the Charter Amendment is approved by the Company's shareholders and becomes effective, two directors will serve in Class I for an initial term of one year, one director will serve in Class II for an initial term of two years, and two directors will serve in Class III for an initial term of three years; or (b) if the Charter Amendment is not approved by the Company's shareholders and does not become effective, all five directors will serve for a term of one year; and

     3. Ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2002.

     In addition, the Company's management will report on the performance of the Company during fiscal 2001 and will respond to appropriate questions from shareholders.

WHO IS ENTITLED TO VOTE?

     The record date for the meeting is July 31, 2001. Only shareholders of record at the close of business on July 31, 2001, are entitled to receive notice of the meeting and to vote the shares of the Company's common stock that they held on that date at the meeting. Each outstanding share of common stock entitles its holder to one vote on each matter voted on at the meeting. At the close of business on the record date, there were 25,045,324 outstanding shares of common stock.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

     If you are the beneficial owner of shares held in "street name" by a brokerage firm, bank or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on certain "discretionary" items (such as Proposals 2 and 3), but will not be permitted to vote your shares on certain "non-discretionary" items (such as Proposal 1). In the case of non-discretionary items, any shares not voted by your nominee will be considered as "broker non-votes."

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

     A quorum must be present at the meeting in order for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the Company's common stock outstanding on the record date will constitute a quorum. Abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting for the purpose of determining whether there is a quorum.

WHAT HAPPENS IF A QUORUM IS NOT PRESENT AT THE MEETING?

     If a quorum is not present at the scheduled time of the meeting, the chair of the meeting or the holders of a majority of the shares present at the meeting, in person or by proxy, may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given.

HOW DO I VOTE MY SHARES?

     YOU MAY VOTE BY TELEPHONE OR ON THE INTERNET. If you are a registered shareholder (i.e., your shares are held in your own name) or if your shares are held in the Company's KSOP, you may vote by telephone or on the Internet by following the instructions included on the proxy card or KSOP voting instruction form. If you vote by telephone or on the Internet, you do not have to return your proxy card or KSOP voting instruction form. If you are a beneficial owner of shares held in "street name" (i.e., your shares are held in the name of a brokerage firm, bank or other nominee), you still may be eligible to vote your shares by telephone or on the Internet. A large number of brokerage firms and banks participate in a program provided through ADP Investor Communications Services ("ADP") that offers telephone and Internet voting options. If your shares are held in street name by a brokerage firm or bank that participates in the ADP program, you may vote those shares by telephone or on the Internet by following the instructions set forth on the voting form provided to you.

     YOU MAY VOTE BY MAIL. If you are a registered shareholder or if your shares are held in the Company's KSOP, you may vote by properly completing, signing, dating, and returning the accompanying proxy card or KSOP voting instruction form. The enclosed postage-paid envelope requires no additional postage if it is mailed in the United States or Canada.

     YOU MAY VOTE IN PERSON AT THE MEETING. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. In addition, the Company will pass out written ballots to registered shareholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in "street name" and wish to vote at the meeting, you will need to obtain a proxy form from the brokerage firm, bank or other nominee that holds your shares.

HOW WILL THE SHARES CREDITED TO MY KSOP ACCOUNT BE VOTED?

     If you are a participant in the Company's KSOP, you may instruct Merrill Lynch Trust Company, the trustee of the KSOP, to vote the shares of common stock held by the KSOP trustee and allocated to your KSOP account as of the record date. You may provide your voting instructions to the KSOP trustee either by telephone, on the Internet, or by properly completing, signing, dating, and returning the accompanying KSOP voting instruction form being sent to all KSOP participants. The KSOP trustee will vote the shares of common stock allocated to your KSOP account in accordance with your instructions if they are received by September [17], 2001. If your voting instructions are not received by such date, the KSOP trustee will vote the shares of common stock allocated to your KSOP account in the same proportion that it votes the shares for which timely instructions were received from other KSOP participants.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

     Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting in any of the following ways: (1) by voting again by telephone or on the Internet, because only your latest telephone or Internet vote will be counted; (2) by properly completing, signing, dating, and returning another proxy card with a later date; (3) if you are a registered shareholder, by voting in person at the meeting; (4) if you are a registered shareholder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting; or (5) if you are a beneficial owner of shares held in "street name," by following the instructions given by the brokerage firm, bank or other nominee that holds your shares. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before the polls are closed.

WHO WILL COUNT THE VOTES?

     Mellon Investor Services LLC, the transfer agent for the Company's common stock, will tabulate and certify the shareholder votes submitted by proxy. A representative of Corporate Communications Inc., the Company's investor relations consultant, will serve as the inspector of election at the meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

     Your Board of Directors recommends that you vote:

     1. FOR the approval of an amendment to the Company's charter that classifies the Board of Directors into three classes of directors who, after a transitional period, will serve for staggered terms of three years each, with one class constituting approximately one-third of the Board of Directors being elected at each successive annual meeting of shareholders;

     2. FOR the election of the five director nominees to serve on the Board of Directors of the Company for the terms described herein; and

     3. FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2002.

WHAT HAPPENS IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR each of the proposals.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

     As of the date hereof, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR ACTION TO BE TAKEN ON EACH PROPOSAL?

     1. Approval of the Charter Amendment. The Charter Amendment will be approved if the votes cast at the meeting favoring the approval of the Charter Amendment exceed the votes cast opposing it.

     2. Election of Directors. The five director nominees will be elected to serve on the Board of Directors if they receive a plurality of the votes cast at the meeting. This means that the five director nominees will be elected if they receive more votes than any other person. If you vote to "Withhold Authority" with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

     3. Ratification of Appointment of Independent Accountants. The appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2002, will be ratified if the votes cast at the meeting favoring the ratification of such appointment exceed the votes cast opposing it.

HOW WILL ABSTENTIONS BE TREATED?

     Shareholders have the option of abstaining from voting on Proposal 1 (approval of the Charter Amendment) and Proposal 3 (ratification of the appointment of the independent accountants), but not on Proposal 2 (election of directors). If you abstain from voting on either Proposal 1 or 3, your shares will be counted for the purpose of determining whether there is a quorum at the meeting, but they will not be included as shares voted on the proposal for the purpose of determining the outcome of the vote. With respect to Proposal 2, because the directors are elected by a plurality of the votes cast at the meeting, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on Proposal 2.

HOW WILL BROKER NON-VOTES BE TREATED?

     A "broker non-vote" occurs when a brokerage firm, bank or other nominee does not vote the shares that it holds in street name on behalf of a beneficial owner, typically because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Proposal 1 (approval of the Charter Amendment) is a non-discretionary item on which a nominee will not have discretion to vote in the absence of voting instructions from the beneficial owner. Proposal 2 (election of directors) and Proposal 3 (ratification of the appointment of the independent accountants), on the other hand, are discretionary items on which a nominee will have discretion to vote even without voting instructions from the beneficial owner. Accordingly, it is possible for there to be broker non-votes with respect to Proposal 1, but it is unlikely that there will be broker non-votes with respect to Proposals 2 and 3. Broker non-votes will be included in the calculation of the number of shares considered present at the meeting for the purpose of determining whether there is a quorum. However, broker non-votes, being votes not cast, will not have any effect in determining the outcome of the votes on any of the proposals.

                                 STOCK OWNERSHIP

HOW MUCH COMMON STOCK DO THE COMPANY'S MANAGEMENT AND ITS LARGEST SHAREHOLDERS OWN?

     The following table provides information about the beneficial ownership of the Company's common stock as of July 15, 2001, by (1) each director of the Company, (2) each executive officer of the Company named in the Summary Compensation Table in this Proxy Statement, (3) all directors and executive officers of the Company as a group, and (4) each person known to management of the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock.

                                             NUMBER OF SHARES     PERCENTAGE
                                              BENEFICIALLY         OF SHARES
  NAME OF BENEFICIAL OWNER                     OWNED(1-3)       OUTSTANDING(4)
  ------------------------                     ----------       --------------
Directors and Executive Officers(5):

    Jack R. Blair ......................          99,000               *
    George E. Cates ....................          63,900               *
    T. Scott Cobb ......................       3,731,697            14.9%
    James E. Harwood ...................          85,000               *
    Robert G. McEniry ..................          40,000               *
    Gordon L. Bateman ..................         355,694             1.4
    Michael J. Boling ..................         241,200               *
    Jeffrey S. Cobb ....................         442,362             1.7
    Lyle J. Seltmann ...................             273               *
    All directors and executive officers
        as a group (12 persons) ........       5,479,565            21.1

Other Shareholders:

    Ben C. Bryant, Jr ..................       5,009,742            20.0
    3440 Pinebrake
    Memphis, Tennessee 38125

    Wellington Management Company, LLP .       2,100,000             8.4
    75 State Street
    Boston, Massachusetts 02109

    Royce & Associates, Inc. ...........       1,571,100             6.3
    1414 Avenue of the Americas
    New York, New York  10019

--------------

  *  Less than 1% of the 25,045,324 outstanding shares of common stock.

(1) The numbers of shares of common stock shown in the table include shares that are individually or jointly owned, as well as shares over which the individual, directly or indirectly, has either sole or shared investment or voting authority. Some of the Company's directors and executive officers disclaim beneficial ownership of certain shares of common stock included in the table as follows: T. Scott Cobb - 3,869 shares held by Mr. Cobb as custodian for his daughter, 908,668 shares held by his wife, and 139,347 shares held by his wife as custodian for their daughter; Mr. Bateman - 20,000 shares held by his wife; Mr. Boling - 1,000 shares held by his wife, and 200 shares held by Mr. Boling as custodian for his sons; Mr. Seltmann - 273 shares held by his wife; and all directors and executive officers as a group - 1,073,357 shares.

(2) For certain of the Company's executive officers, the numbers of shares of common stock shown in the table include the following numbers of shares held in the trust created pursuant to the Company's KSOP that were allocated to their respective accounts as of July 15, 2001: Mr. Bateman - 72,238 shares; Jeffrey S. Cobb - 5,034 shares; and all executive officers as a group - 201,074 shares.

(3) For certain of the Company's directors, and executive officers, the numbers of shares of common stock shown in the table include the following numbers of shares that are issuable by the Company as of July 15, 2001, or within 60 days thereafter, upon the exercise of options granted under the Company's stock incentive plans: Mr. Blair - 20,000 shares; Mr. Cates - 20,000 shares; Mr. Harwood - 55,000 shares; Mr. McEniry - 20,000 shares; Mr. Bateman - 190,300 shares; Mr. Boling - 100,000 shares; Jeffrey S. Cobb
     - 290,300 shares; and all directors and executive officers as a group - 959,526 shares.

(4) The percentages of shares outstanding are calculated based on the 25,045,324 outstanding shares of common stock as of July 15, 2001, plus the shares of common stock that each respective person has the right to acquire upon the exercise of options as of July 15, 2001, or within 60 days thereafter.

(5) The stock ownership information for directors and executive officers of the Company excludes information relating to Ben C. Bryant, Jr., and Gary E. McCarter, neither of whom is employed by the Company as of the date of this Proxy Statement. Mr. Bryant resigned as the Chief Executive Officer, President and Treasurer of the Company on May 5, 2000, and as a director, the Chairman of the Board, and an employee of the Company as of September 1, 2000. The stock ownership information for Mr. Bryant is set forth elsewhere in the table. Mr. McCarter resigned as the President - Enterprise Solutions Division and an employee of the Company as of June 30, 2000. As of July 15, 2001, Mr. McCarter is the beneficial owner of 300,000 shares of common stock that are issuable by the Company upon the exercise of options granted under a stock incentive plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and the beneficial owners of more than 10% of the outstanding shares of the Company's common stock (the "Reporting Persons") file initial reports of, and subsequent reports of changes in, beneficial ownership of the common stock with the Securities and Exchange Commission (the "SEC"). The Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports filed with the SEC. Based solely on the Company's review of the copies of such reports and written representations from certain Reporting Persons furnished to the Company, the Company believes that the Reporting Persons complied with all applicable Section 16(a) filing requirements during fiscal 2001.

               PROPOSAL 1 - APPROVAL OF CHARTER AMENDMENT CREATING
              CLASSIFIED BOARD OF DIRECTORS SERVING STAGGERED TERMS

INTRODUCTION

     The directors of the Company currently are elected at each annual meeting of shareholders and serve for a term of one year. The Board of Directors proposes to amend Section 9 of the Company's charter to classify the Board of Directors into three classes of directors who, after a transitional period, will serve for staggered terms of three years each, with one class constituting approximately one-third of the Board of Directors being elected at each successive annual meeting of shareholders (the "Charter Amendment"). The text of the Charter Amendment is set forth in Appendix A to this Proxy Statement.

CLASSIFICATION OF DIRECTORS AND STAGGERING OF TERMS

     Pursuant to the Charter Amendment, the Company's directors will be classified with respect to the time for which they serve as directors into three classes that are as nearly equal in number as reasonably possible and are designated as Class I, Class II, and Class III. If the Charter Amendment is approved by the Company's shareholders and becomes effective, as a transitional arrangement, the directors initially elected to Class I will hold office for a term expiring at the Company's annual meeting of shareholders in 2002, the directors initially elected to Class II will hold office for a term expiring at the Company's annual meeting of shareholders in 2003, and the directors initially elected to Class III will hold office for a term expiring at the Company's annual meeting of shareholders in 2004. At each successive annual meeting of shareholders beginning in 2002, the successors of the class of directors whose terms expire at that meeting will be elected to hold office for a term expiring at the Company's third annual meeting of shareholders held after their election. In each case, the directors will hold office until their respective successors are elected and qualified, subject to their prior death, resignation, retirement, disqualification, or removal from office. When the Charter Amendment is fully implemented, the three classes of directors will serve on the Board of Directors for staggered terms of three years each, with one class constituting approximately one-third of the Board of Directors being elected at each successive annual meeting of shareholders.

     The Company's charter currently provides that any vacancy occurring on the Board of Directors, including a vacancy that results from an increase in the number of directors or a vacancy that results from the removal of a director, shall be filled either by the Board of Directors or the shareholders. Without altering the procedure for dealing with director vacancies, the Charter Amendment adds a provision that any person so elected to fill a vacancy on the Board of Directors will hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which such director has been elected expires and until such director's successor has been duly elected and qualified.

REASONS FOR THE PROPOSAL

     The Company believes that a classified Board of Directors would benefit the shareholders in several ways. First, a classified Board of Directors would promote additional stability and continuity among its members by allowing directors to serve for a longer period of time without the requirement of standing for reelection each year. Second, stability and continuity on the Board of Directors would, in turn, enhance the Company's policies, strategies, and operations. Having a classified Board of Directors would mean that, at any given time, approximately two-thirds of the directors will have at least one year of experience as directors of the Company. The incumbent directors would be able to become more familiar with the Company's business and affairs, while the new directors would benefit from the opportunity to learn about the Company's business and affairs from the incumbent directors. Third, while there have been no problems with continuity on the Board of Directors in the past, longer terms for the directors would be more attractive to potential director candidates and thus would make more candidates available to the Company in the future. Fourth, classification of the Board of Directors would enhance its ability to protect the Company's shareholders against attempts to acquire control of the Company by unfair means or abusive tactics that exist in many unsolicited takeover attempts. A classified Board of Directors would encourage persons seeking to acquire control of the Company to engage in good-faith, arms-length negotiations with the Board of Directors and would permit the Board of Directors to engage in such negotiations from a potentially stronger position. The Company is not aware, however, of any attempt to take control of the

Company as of the date hereof. Thus for the reasons stated above, the Company believes that a classified Board of Directors would be in the best interests of the Company's shareholders.

POTENTIAL ANTI-TAKEOVER EFFECTS

     A classified Board of Directors may have certain potential anti-takeover effects. A classified Board of Directors likely would discourage proxy contests for the election of directors, or acquisitions of substantial blocks of common stock, by a person or persons seeking to acquire control of the Company, because the extended, staggered terms of the directors could operate to prevent the acquisition of control of the Board of Directors within a relatively short period of time. With a classified Board of Directors, at least two annual meetings of shareholders, instead of one, would be required to replace a majority of the directors, unless the shareholders or the Board of Directors replace them in between the annual meetings. However, given the requirement that directors may be removed only for cause, it is unlikely that any such change in the Board of Directors would be able to be effected between the annual meetings. Thus if the Charter Amendment is approved by the Company's shareholders and becomes effective, it would become more difficult to effect any change in control of the Company that is not favored by the Board of Directors.

IMPLEMENTATION

     If the Company's shareholders approve the Charter Amendment, the Company intends to file articles of amendment effecting the Charter Amendment with the office of the Secretary of State for the State of Tennessee promptly after the meeting. The Charter Amendment will become effective upon such filing. Upon and subject to the effectiveness of the Charter Amendment, the Board of Directors also has amended Section 3.2 of the Company's bylaws to eliminate inconsistent language providing for the annual election of directors.

BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE CHARTER AMENDMENT. All proxies solicited on behalf of the Board of Directors will be voted FOR this proposal unless the shareholders instruct otherwise in their proxies.

                       PROPOSAL 2 - ELECTION OF DIRECTORS

GENERAL

     The Company's bylaws provide that the Board of Directors is to consist of no fewer than three or more than nine directors. There are five directors at present. The directors of the Company currently are elected at each annual meeting of shareholders and serve for a term of one year. If the Charter Amendment is approved by the Company's shareholders and becomes effective, the Board of Directors will be divided into three classes of directors who, after a transitional period, will serve for staggered terms of three years each, with one class constituting approximately one-third of the Board of Directors being elected at each successive annual meeting of shareholders.

NOMINEES FOR DIRECTOR

     The Board of Directors proposes that the five nominees listed below be elected to serve as directors of the Company. All of the nominees are incumbent directors of the Company, and each has consented to serve on the Board of Directors. If any nominee were to become unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

     The length of the terms in office of the directors to be elected at the meeting will depend on whether the Charter Amendment is approved by the Company's shareholders and becomes effective. If the Charter Amendment is so approved and becomes effective, as a transitional arrangement, two directors will serve in Class I for an initial term of one year, one director will serve in Class II for an initial term of two years, and two directors will serve in Class III for an initial term of three years. If the Charter Amendment is not so approved and does not become effective, all five directors will serve for a term of one year. In each case, the directors will hold office until their respective successors are elected and qualified, subject to their prior death, resignation, retirement, disqualification, or removal from office.

     CLASS I DIRECTORS. The following persons have been nominated by the Board of Directors to serve as Class I directors for an initial term expiring at the 2002 annual meeting of shareholders:

          GEORGE E. CATES. Mr. Cates, age 63, has been a director of the Company since 1999. He has been Chairman of the Board and Chief Executive Officer of Mid-America Apartment Communities, Inc. ("MAAC"), a real estate investment trust that owns and operates apartment communities primarily in the southeastern United States, since 1994. He also was President of MAAC from 1994 to 1996. Mr. Cates was President and Chief Executive Officer of The Cates Company, an owner and operator of apartment communities, from 1977 until its merger with MAAC in 1994. He is a director of First Tennessee National Corporation, a bank holding company.

          JAMES E. HARWOOD. Mr. Harwood, age 65, has been a director of the Company since 1996. He has been President of Sterling Equities, Inc., an investment services firm, since 1990. Mr. Harwood held several executive positions with Schering-Plough Corporation, a pharmaceutical and health care products company, from 1980 to 1990. He also is a director of Union Planters Corporation, a bank holding company, and Washington Life Insurance Co.

     CLASS II DIRECTOR. The following person has been nominated by the Board of Directors to serve as a Class II director for an initial term expiring at the 2003 annual meeting of shareholders:

          JACK R. BLAIR. Mr. Blair, age 59, has been a director of the Company since 1999, and the non-executive Chairman of the Board of the Company since September 1, 2000. He was a director from 1989 to 1998, and a Group President from 1987 to 1998, of Smith & Nephew plc, a global medical device manufacturer. Mr. Blair was President of Richards Medical Company, which Smith & Nephew plc acquired in 1986, from 1982 to 1987. He is a director of National Bank of Commerce and Bulab Holdings, Inc., the parent company of Buckman Laboratories, a manufacturer of specialty industrial chemicals.

     CLASS III DIRECTORS. The following persons have been nominated by the Board of Directors to serve as Class III directors for an initial term expiring at the 2004 annual meeting of shareholders:

          T. SCOTT COBB. Mr. Cobb, age 64, is a co-founder of the Company and has been Chief Executive Officer since May 5, 2000, and a director and President since October 18, 2000. He previously served the Company as a director and Chairman of the Board from 1984 to 1999 and President from 1984 to 1996. Mr. Cobb was a partner in Seltmann, Cobb & Bryant, the Company's predecessor, from its formation in 1976 to 1984. He is the father of Jeffrey S. Cobb, an Executive Vice President and the Chief Operating Officer - Professional Services of the Company.

          ROBERT G. MCENIRY. Mr. McEniry, age 60, has been a director of the Company since 1999. Since 1996 he has been Chairman of the Board and Chief Executive Officer of nexAir LLC ("nexAir"), a distributor of atmospheric and industrial gases, safety and welding equipment, specialized medical equipment, and industrial supplies. He was President of Standard Welders Supply Company, a predecessor of nexAir, from 1971 to 1996, and held various sales and management positions there beginning in 1963. Mr. McEniry is a member of the board of advisors of the Steel Processing Center and is active in several industrial associations.

BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE FIVE NOMINEES FOR DIRECTOR LISTED ABOVE. All proxies solicited on behalf of the Board of Directors will be voted FOR the election of the five director nominees unless the shareholders instruct otherwise in their proxies.

HOW DOES THE BOARD OF DIRECTORS OPERATE?

     The Board of Directors has established a policy of holding meetings on a regular quarterly basis and on other occasions when required by special circumstances. The Board of Directors delegates certain of its functions to its standing Audit Committee and Compensation Committee which are described below.

     AUDIT COMMITTEE. The Audit Committee is composed of three independent directors who are appointed by the Board of Directors. The current members of the Audit Committee are George E. Cates, James E. Harwood, and Robert G. McEniry, with Mr. McEniry serving as the chairman. Each member of the Audit Committee is independent under the applicable rules of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors in fiscal 2001. The Audit Committee's charter is set forth in Appendix B to this Proxy Statement.

     The principal function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities and duties to the Company's shareholders and other constituencies relating to the quality and integrity of the Company's accounting and financial reporting practices. Among other things, the Audit Committee is authorized to recommend to the Board of Directors the retention or discharge of the Company's independent accountants; review and approve the engagement of the independent accountants, including the scope, extent and procedures of the audit and the fees to be paid therefor; review, in consultation with the independent accountants, the audit results and the proposed opinion letter or audit report and any related management letter; review and approve the audited financial statements of the Company; consult with the independent accountants and management of the Company on the adequacy of internal accounting controls; review the independence of the independent accountants; review and approve the engagement of accounting firms for non-audit services; oversee the internal audit function to ensure proper recording of accounting and financial information, the Company's compliance with applicable regulatory requirements, and the ethical conduct of its affairs; and direct and supervise investigations into matters within the scope of its duties and responsibilities.

     AUDIT COMMITTEE REPORT. Management is responsible for the Company's internal accounting and financial controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to report its findings to the Board of Directors.

     In this context, the Audit Committee has met and held discussions, separately and jointly, with each of management and the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the fiscal year ended April 30, 2001, were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.

     The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     In connection with new standards for independence of the Company's independent accountants promulgated by the Securities and Exchange Commission, during the Company's 2002 fiscal year the Audit Committee will undertake to consider in advance of the provision of any non-audit services by the Company's independent accountants whether the provision of such services is compatible with maintaining the independence of the Company's independent accountants.

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, issued by the Independence Standards Board, and has discussed with the independent accountants their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements as of and for the fiscal year ended April 30, 2001, be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2001, for filing with the Securities and Exchange Commission.

                         Submitted by the Audit Committee of
                         SCB Computer Technology, Inc.

                         George E. Cates
                         James E. Harwood
                         Robert G. McEniry (chairman)

     COMPENSATION COMMITTEE. The Compensation Committee is composed of three non-employee directors who are appointed by the Board of Directors. The current members of the Compensation Committee are George E. Cates, James E. Harwood, and Robert G. McEniry, with Mr. Harwood serving as the chairman. Each member of the Compensation Committee is a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The principal function of the Compensation Committee is to assist the Board of Directors in addressing the compensation of the Company's directors, executive officers and other employees. Among other things, the Compensation Committee is authorized to review and approve the Company's compensation policies and programs; review the performance of the Chief Executive Officer on an annual basis; and review and approve the salaries, bonus awards, and grants of stock options and other incentive compensation for the Chief Executive Officer and other executive officers.

HOW OFTEN DID THE BOARD OF DIRECTORS AND ITS COMMITTEES MEET IN FISCAL 2001?

     The Board of Directors met 13 times during fiscal 2001. The Audit Committee met eight times during fiscal 2001. The Compensation Committee met four times and took action by unanimous written consent one time during fiscal 2001. Each director attended more than 75% of the total number of meetings of the Board of Directors and its committees on which he served in fiscal 2001.

HOW ARE DIRECTORS NOMINATED?

     The Board of Directors does not have a nominating committee. Nominations for election as a director of the Company may be made by the Board of Directors, a nominating committee appointed by the Board of Directors, or any shareholder entitled to vote for the election of directors. As required by the Company's bylaws, shareholder nominations for election to the Board of Directors must be made by written notice delivered to the Secretary of the Company in a timely manner and must identify the nominee by name and provide pertinent information concerning his or her background and experience.

HOW ARE DIRECTORS COMPENSATED?

     The Company compensates its non-employee directors for their service in such capacity. Directors who are also employees of the Company are not separately compensated for their service as directors. All directors are reimbursed for their actual out-of-pocket expenses incurred in attending meetings.

     The non-employee directors, other than Jack R. Blair (see below), receive compensation from the Company consisting of (1) an annual cash retainer of $20,000; (2) a cash fee of $1,000 for each meeting of the Board of Directors or any of its committees attended by a director or committee member, with an additional cash fee of $1,000 to be paid to the chairman of the meeting due to the additional responsibilities attendant to such position; (3) upon initial election as a director, a grant of stock options to purchase 20,000 shares of common stock at an exercise price equal to the fair market value on the effective date of grant; and (4) upon re-election as a director, a grant of stock options to purchase 10,000 shares of common stock at an exercise price equal to the fair market value on the effective date of grant. The principal goals of this compensation program are to enhance the equity and incentive elements of the Company's non-employee director compensation through reliance on stock option grants, to reward such directors for taking on extra responsibilities such as service on a committee, and to make the total compensation package an effective tool for the retention and recruitment of qualified, talented non-employee directors.

     The Company pays a monthly fee of $8,000 to Jack R. Blair as compensation for his service as the non-executive Chairman of the Board of the Company. Mr. Blair does not receive the annual retainer or meeting attendance fees, but he does receive the stock option grants, that are provided to other non-employee directors of the Company. The Company also reimburses Mr. Blair for all necessary, reasonable and documented expenses that he incurs in serving as the non-executive Chairman of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     George E. Cates, James E. Harwood and Robert G. McEniry served as members of the Compensation Committee of the Board of Directors during fiscal 2001. None of such persons is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no executive officer of the Company served during fiscal 2001 as a member of a compensation committee or as a director of any entity of which any of the Company's directors served as an executive officer.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     OVERVIEW. The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program. The Committee is composed of three non-employee directors, George E. Cates, James E. Harwood, and Robert G. McEniry, with Mr. Harwood serving as the Chairman. The Committee is responsible for making decisions with respect to the compensation of the Company's executive officers, including the Chief Executive Officer. In making decisions regarding executive compensation, the Committee has attempted to implement a policy that serves the financial interests of the Company's shareholders while providing appropriate incentives to its executive officers.

     COMPENSATION PHILOSOPHY. The Company's executive compensation program is designed to attract and retain high caliber executives and motivate them to achieve superior performance for the benefit of the Company's shareholders. The Committee believes that a significant portion of executive officers' compensation potential on an annual basis should be at risk based on the Company's performance. If the Company's performance does not meet the criteria established by the Committee, incentive compensation will be adjusted accordingly.

     COMPENSATION PROGRAM. The compensation for executive officers of the Company generally consists of a base salary and an annual incentive bonus opportunity. The total cash compensation (i.e., base salary plus annual incentive bonus) paid to the Company's executive officers is intended to be competitive with the total cash compensation paid to executive officers in similar positions at companies primarily in the information technology services industry with revenues similar to those of the Company. These components of executive compensation are discussed more fully below.

     BASE SALARY. The Committee determines the base salaries of the Chief Executive Officer and all other executive officers of the Company. The Committee does not rely on a specific list of companies to compare salaries, but seeks relevant compensation data. Salaries are reviewed annually, and increases are based primarily on merit according to each executive officer's achievement of performance objectives.

     ANNUAL INCENTIVE BONUS. The Company implemented an annual incentive bonus plan for its executive officers with respect to their performance in fiscal 2001. The plan provided for the discretionary payment by the Company of an annual incentive bonus of up to 50% of an executive officer's base salary in the event that the Company achieved a specific financial performance goal for fiscal 2001 that was established by the Committee. The Company achieved the financial performance goal and, as a result, paid annual incentive bonuses to its executive officers in amounts equal to 50% of their respective annual base salaries. In addition, the Committee authorized the Company to pay up to a total of $65,000 in additional incentive bonuses to the executive officers, with the recipients and bonus amounts to be determined by the Chief Executive Officer based on his evaluation of their performance in fiscal 2001.

     COMPENSATION OF CHIEF EXECUTIVE OFFICERS. Ben C. Bryant, Jr. was the Chief Executive Officer, President, and Treasurer of the Company until he resigned from these positions on May 5, 2000. He continued to serve as a director, the Chairman of the Board, and an employee of the Company until he also resigned from these positions as of September 1, 2000. Mr. Bryant had an employment agreement with the Company, which is discussed in more detail elsewhere in this Proxy Statement. Pursuant to the agreement, the Company paid Mr. Bryant a base salary of $106,252 through August 31, 2000. Although he also was eligible to receive incentive compensation as determined in accordance with any bonus plan authorized by the Committee, Mr. Bryant did not receive an annual incentive bonus for fiscal 2001. Mr. Bryant's employment agreement was terminated upon his resignation from the Company as of September 1, 2000. The Committee considers the compensation received by Mr. Bryant for fiscal 2001 to be reasonable and appropriate under the circumstances.

     T. Scott Cobb succeeded Mr. Bryant as the Chief Executive Officer of the Company on May 5, 2000, and was elected to the additional position of President on October 18, 2000. The Company paid Mr. Cobb a base salary of $300,000 in fiscal 2001. He also was eligible to receive an annual incentive bonus of up to 50% of his base salary in the event that the Company achieved a specific financial performance goal for fiscal 2001 that was established by the Committee. Because the Company achieved the financial performance goal, Mr. Cobb received an annual incentive bonus of $150,000 for fiscal 2001. The Committee considers the total compensation received by Mr. Cobb for fiscal 2001 to be reasonable and appropriate under the circumstances.

                      Submitted by the Compensation Committee of SCB Computer Technology, Inc.

                      George E. Cates
                      James E. Harwood (chairman)
                      Robert G. McEniry

SUMMARY COMPENSATION TABLE

     The table below sets forth summary compensation information for each of the last three fiscal years with respect to (1) the Company's two Chief Executive Officers in fiscal 2001 (Ben C. Bryant, Jr., who served in such capacity until his resignation on May 5, 2000, and T. Scott Cobb, who was elected to such position on the same date); (2) the four other most highly compensated executive officers of the Company for fiscal 2001 who were serving in such capacities on April 30, 2001 (Lyle J. Seltmann, Michael J. Boling, Jeffrey S. Cobb, and Gordon
L. Bateman); and (3) one executive officer of the Company who would have been among the four other most highly compensated executive officers of the Company for fiscal 2001 had he been serving in such capacity on April 30, 2001 (Gary E. McCarter, who resigned as the President - Enterprise Solutions Division of the Company as of June 30, 2000).

                                                                                             LONG-TERM
                                                                                           COMPENSATION
                                                                                           ------------
                                                                      ANNUAL                 NUMBER OF
                                                                   COMPENSATION                STOCK
                                                  FISCAL      ------------------------        OPTIONS       ALL OTHER
         NAME AND PRINCIPAL POSITIONS              YEAR       SALARY(1)        BONUS          GRANTED     COMPENSATION
         ----------------------------              ----       ---------       --------        -------     ------------
T. Scott Cobb(2)...............................     2001       $300,000       $150,000            --      $ 16,955 (3)
    President and Chief Executive Officer           2000        239,807             --            --         6,405
                                                    1999        362,500             --        35,211        13,600

Lyle J. Seltmann(4)............................     2001        187,500        125,000            --         7,942 (5)
   Executive Vice President and                     2000             --             --            --            --
   Assistant to the Chief Executive Officer         1999             --             --            --            --

Michael J. Boling(6)...........................     2001        290,000        145,000            --        10,750 (7)
   Executive Vice President, Chief                  2000        120,833         60,417       100,000         4,389
   Financial Officer, and Treasurer                 1999             --             --            --            --

Jeffrey S. Cobb(8).............................     2001        250,000        125,000            --        11,983 (9)
   Executive Vice President and Chief               2000        239,583             --       200,000        15,500
   Operating Officer - Professional Services        1999        178,500             --            --        14,300

Gordon L. Bateman(10)..........................     2001        225,000        112,500            --        10,096 (11)
   Executive Vice President, Chief                  2000        214,583             --       100,000        14,234
   Administrative Officer, and Secretary            1999        170,000             --            --         9,751

Ben C. Bryant, Jr.(12).........................     2001        106,252             --            --       299,845 (13)
   Former Chairman of the Board, Chief              2000        468,750             --            --        14,785
   Executive Officer, President and Treasurer       1999        362,500             --        35,211        10,600

Gary E. McCarter(14)...........................     2001         41,667             --            --       151,205 (15)
   Former President - Enterprise Solutions          2000        239,583             --       425,000        14,635
   Division and Chief Financial Officer             1999        191,154             --            --         3,083

---------------

(1) The salary figures shown in the table include amounts deferred by the employees under the Company's deferred compensation plans.

(2) T. Scott Cobb was elected Chief Executive Officer on May 5, 2000, and President on October 18, 2000. He previously was Chairman of the Board until he resigned from that position on November 16, 1999.

(3) T. Scott Cobb's other compensation for fiscal 2001 consisted of $1,458 for reimbursement of group short-term disability insurance premiums, $4,517 of Company matching contributions under a deferred compensation plan, $1,980 for excess group life insurance, and $9,000 as an automobile allowance.

(4) Mr. Seltmann was elected Executive Vice President and Assistant to the Chief Executive Officer on October 18, 2000.

(5) Mr. Seltmann's other compensation for fiscal 2001 consisted of $1,254 of Company matching contributions under a deferred compensation plan, $688 for excess group life insurance, and $6,000 as an automobile allowance.

(6) Mr. Boling was elected Executive Vice President and Chief Financial Officer on December 1, 1999, and Treasurer on May 5, 2000.

(7) Mr. Boling's other compensation for fiscal 2001 consisted of $1,088 of Company matching contributions under a deferred compensation plan, $662 for excess group life insurance, and $9,000 as an automobile allowance.

(8) Jeffrey S. Cobb was elected Executive Vice President and Chief Operating Officer - Professional Services on October 18, 2000. He previously was President - Professional Services Division until October 18, 2000, and Chief Operating Officer until December 1, 1999.

(9) Jeffrey S. Cobb's other compensation for fiscal 2001 consisted of $3,085 of Company matching contributions under a deferred compensation plan, $216 for excess group life insurance, and $8,682 for an automobile lease.

(10) Mr. Bateman was Chief Administrative Officer and Secretary and was elected to the additional position of Executive Vice President on October 18, 2000.

(11) Mr. Bateman's other compensation for fiscal 2001 consisted of $613 of Company matching contributions under a deferred compensation plan, $483 for excess group life insurance, and $9,000 as an automobile allowance.

(12) Mr. Bryant was Chief Executive Officer, President, and Treasurer until he resigned from these positions on May 5, 2000. He continued to serve as a director, the Chairman of the Board, and an employee until he also resigned from these positions as of September 1, 2000.

(13) Mr. Bryant's other compensation for fiscal 2001 consisted of $200,000 in severance, $94,615 for accrued vacation, $2,000 for reimbursement of long-term disability and term life insurance premiums, $230 for excess group life insurance, and $3,000 as an automobile allowance.

(14) Mr. McCarter was Chief Financial Officer of the Company until he was elected President - Enterprise Solutions Division on December 1, 1999. He resigned as the President - Enterprise Solutions Division and an employee of the Company as of June 30, 2000.

(15) Mr. McCarter's other compensation for fiscal 2001 consisted of $148,863 in payments under his transitional support services agreement with the Company, $92 for excess group life insurance, and $2,250 as an automobile allowance.

STOCK OPTION GRANTS IN FISCAL 2001

     The Company did not grant any stock options to the executive officers named in the Summary Compensation Table during fiscal 2001.

STOCK OPTION EXERCISES AND VALUES FOR FISCAL 2001

     The executive officers named in the Summary Compensation Table did not exercise any stock options during fiscal 2001. The table below sets forth information concerning the number and value of their unexercised options at April 30, 2001.

                          NUMBER OF SHARES UNDERLYING         VALUE OF UNEXERCISED
                             UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                APRIL 30, 2001                   APRIL 30, 2001*
                         -----------------------------     ----------------------------
      NAME               EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
      ----               -----------     -------------     -----------    -------------
T. Scott Cobb...........        --            --              $ --            $ --
Michael J. Boling.......   100,000            --                --              --
Lyle J. Seltmann........        --            --                --              --
Jeffrey S. Cobb.........   290,300            --                --              --
Gordon L. Bateman.......   190,300            --                --              --
Ben C. Bryant, Jr.......        --            --                --              --
Gary E. McCarter........   300,000            --                --              --

-----------------

* In accordance with the SEC's rules, a stock option is in-the-money if the fair market value of the underlying security exceeds the exercise price of the option. For the purposes of this table, the fair market value of the Company's common stock at April 30, 2001, is deemed to have been $0.47 per share, which is the closing sale price of the common stock reported for transactions in the over-the-counter market as quoted on the OTC Bulletin Board on April 30, 2001. As so determined, the fair market value of the common stock is less than the exercise prices of all the stock options shown in the table. Consequently, none of the options is in-the-money.

EMPLOYMENT AGREEMENT

     Ben C. Bryant, Jr., served as an executive officer and employee of the Company pursuant to an employment agreement. The agreement was entered into on November 1, 1998, was amended as of November 1, 1999, and May 5, 2000, and was terminated as of September 1, 2000. The term of Mr. Bryant's employment was three years ending on October 31, 2001, unless the Company or he gave written notice to the contrary at least 30 days prior to the second anniversary of the agreement or any anniversary thereafter, in which event the term would have been extended for an additional year so that the remaining term always would have been two years from such anniversary. The agreement provided for Mr. Bryant to receive a base salary at the rate of $425,00 per year during the period from November 1, 1998, to January 31, 2000; $600,000 per year during the period from February 1, 2000, to May 4, 2000; and $300,000 per year from May 5, 2000, until the agreement was scheduled to expire on October 31, 2001. The Company paid Mr. Bryant a base salary of $106,252 through August 31, 2000. He also was entitled to receive incentive compensation as determined in accordance with any bonus plan authorized by the Compensation Committee of the Board of Directors. Mr. Bryant did not receive an annual incentive bonus for fiscal 2001. Mr. Bryant's employment agreement was terminated upon his resignation from the Company as of September 1, 2000. See "Other Compensation Agreements."

OTHER COMPENSATION AGREEMENTS

     Ben C. Bryant, Jr., resigned from all of his positions with the Company, including as a director, the Chairman of the Board, and an employee of the Company, effective as of September 1, 2000. The Company and Mr. Bryant entered into a separation agreement in connection with his resignation. In the separation agreement, Mr. Bryant agreed, among other things, (1) to terminate his employment agreement, which was scheduled to run through October 31, 2001, effective immediately, and to forego his right to receive $350,000 in future base salary thereunder; (2) not to disclose or use any of the Company's confidential information; (3) not to compete with the Company until October 31, 2002; (4) to refer to the Company any and all opportunities known to him for the performance of IT professional staffing services until October 31, 2002; (5) not to acquire any of the Company's assets or voting securities or make a proxy solicitation with respect to the Company's voting securities until October 31, 2002; (6) not to sell, transfer or otherwise dispose of more than 50,000 shares of the Company's common stock during any period of 30 consecutive trading days, subject to certain limited exceptions, until October 31, 2002; (7) to cooperate with the Company in any future investigations and legal proceedings; (8) to release the Company and related persons and entities from liabilities arising from the termination of his employment; and (9) not to participate in any legal proceeding against the Company and related persons, except in certain limited situations. In exchange for these and other covenants, the Company agreed to pay to Mr. Bryant under the separation agreement (a) $94,615 for earned but not taken vacation accumulated during his career with the Company; (b) $9,627 with respect to the premiums for group medical, dental, long-term disability and term life insurance coverage for Mr. Bryant until August 31, 2001, which the Company otherwise would have been required to pay under his employment agreement; and (c) $650,000 as severance which is to be paid ratably over 26 months from September 2000 to October 2002.

     Gary E. McCarter resigned as the President - Enterprise Solutions Division and an employee of the Company as of June 30, 2000. In connection with his resignation, the Company and Mr. McCarter entered into a transitional support services agreement effective as of July 1, 2000. The term of the agreement was six months and ended on December 31, 2000. Mr. McCarter was obligated to perform such transitional support services relating to the accounting, financial, operational and other functions of the Company's business and affairs as the Company requested from time to time. As compensation for such services, the Company agreed to pay a fee of $24,811 per month to Mr. McCarter. The Company also was required to reimburse Mr. McCarter for all reasonable and necessary costs that he incurred in performing the services.

COMPARISON OF TOTAL SHAREHOLDER RETURNS

     The graph below compares the cumulative total shareholder returns for the period from April 30, 1996, to April 30, 2001, for the Company's common stock, the CRSP Index for the Nasdaq Stock Market - U.S. Companies (the "Nasdaq U.S. Companies Index"), and the CRSP Index for Nasdaq Computer and Data Processing Stocks (the "Nasdaq Computer and Data Processing Index"). The graph assumes that $100 was invested on April 30, 1996, in the Company's common stock, the Nasdaq U.S. Companies Index, and the Nasdaq Computer and Data Processing Index, and that all dividends were reinvested. Total returns for the two Nasdaq indices are weighted based on the market capitalization of the companies included therein. Historic stock price performance is not indicative of future stock price performance. The Company does not make or endorse any prediction as to future stock price performance.

                      CUMULATIVE TOTAL SHAREHOLDER RETURNS
            BASED ON REINVESTMENT OF $100 BEGINNING ON APRIL 30, 1996

                         [Performance graph and legend]



                                                 4/30/96   4/30/97   4/30/98  4/30/99   4/30/00   4/30/01
                                                 -------   -------   -------  -------   -------   -------
 SCB Computer Technology, Inc. ...............     $100      $ 66      $136     $ 76      $ 33      $  5
 Nasdaq U.S. Companies Index .................      100       106       158      217       329       180
 Nasdaq Computer and Data Processing Index ...      100       111       173      265       385       210

Source: Center for Research in Security Prices, University of Chicago Graduate
        School of Business

              PROPOSAL 3 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

     BDO Seidman, LLP audited the Company's financial statements for fiscal 2001 and has served as the Company's independent accountants since fiscal 2000. The Board of Directors has appointed BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2002, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee.

     In addition to retaining BDO Seidman, LLP to audit the Company's financial statements for fiscal 2001, the Company engaged BDO Seidman, LLP to provide certain other services in fiscal 2001 and expects to continue to do so in the future.

     Audit Fees. The aggregate fees billed for professional services rendered by BDO Seidman, LLP for the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements for fiscal 2001 were $198,200.

     Financial Information Systems Design and Implementation. The Company did not engage BDO Seidman, LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal 2001.

     All Other Fees. The aggregate fees billed for services rendered by BDO Seidman, LLP to the Company in fiscal 2001, other than the fees disclosed above, were $120,905.

     For fiscal 2001, the Audit Committee did not consider whether the provision of services by BDO Seidman, LLP other than the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements was compatible with maintaining BDO Seidman, LLP's independence.

     Representatives of BDO Seidman, LLP are expected to be present at the meeting. They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from the Company's shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2002. All proxies solicited on behalf of the Board of Directors will be voted FOR the ratification of the appointment of the independent accountants unless the shareholders instruct otherwise in their proxies. If the shareholders do not ratify the appointment, the matter will be reconsidered by the Audit Committee and the Board of Directors.

     As previously disclosed, Ernst & Young LLP resigned as the independent auditor of the Company as of April 10, 2000. On that date, as a result of the internal investigation then being conducted by the Audit Committee of the Board of Directors into the concerns raised by five employees regarding the Company's accounting treatment of certain matters, Ernst & Young LLP advised the Audit Committee that information had come to its attention that could materially impact the fairness and reliability of the Company's financial statements for fiscal 1998 and 1999 and the first three quarters of fiscal 2000. In addition, pending the completion of the investigation, Ernst & Young LLP advised the Audit Committee that based on such information Ernst & Young LLP was uncertain as to whether it would be able to continue to be associated with the Company's restated financial statements. Based on these determinations, Ernst & Young LLP advised the Audit Committee of its resignation as the Company's independent auditor effective as of April 10, 2000.

     The reports of Ernst & Young LLP on the Company's financial statements for fiscal 1998 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, in connection with the audits of the Company's financial statements for fiscal 1998 and 1999, and in the first three quarters of fiscal 2000, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in connection with its report.

     Notwithstanding its resignation as the Company's auditor on a going-forward basis, Ernst & Young LLP subsequently audited and issued an unqualified report on the Company's restated financial statements for fiscal 1998 and 1999.

     On June 30, 2000, the Company appointed BDO Seidman, LLP as its independent accountants for fiscal 2000. BDO Seidman, LLP audited and issued an unqualified report on the Company's financial statements for fiscal 2000.

                                  OTHER MATTERS

     As of the date hereof, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote the shares of common stock represented by proxies that are submitted to the Company in accordance with their best judgment.

                             ADDITIONAL INFORMATION

SOLICITATION OF PROXIES

     The Company will bear the cost of preparing and mailing this Proxy Statement and soliciting proxies. The Company has retained Corporate Communications, Inc. ("CCI") to provide various investor communication services, including the solicitation of proxies, for which the Company pays CCI a monthly fee plus reimbursement of certain out-of-pocket expenses. Directors, officers and other employees of the Company also may solicit proxies without any additional compensation. The solicitations will be made through the mail and may also be made in person or by telephone, facsimile or other electronic means. The Company requests that brokerage firms, banks and other nominees forward the proxy solicitation materials to the beneficial owners of the shares of common stock held of record by such nominees and will reimburse them for their reasonable forwarding expenses.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

     Shareholders interested in presenting a proposal for consideration at the Company's 2002 annual meeting of shareholders must follow the procedures prescribed in the Company's bylaws and the proxy rules of the SEC. The Company's bylaws and the SEC's Rule 14a-8 under the Securities Exchange Act of 1934, as amended, require that shareholder proposals that are intended to be presented at the Company's 2002 annual meeting of shareholders must be received by the Company (attention: Corporate Secretary) at its office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee 38125, not later than May 22, 2002, in order to be eligible for inclusion in the Company's proxy solicitation materials relating to the meeting. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the requirements for such inclusion established by the Company's bylaws or the SEC's proxy rules.

                                    By Order of the Board of Directors,


                                    /s/  Gordon L. Bateman


                                    Gordon L. Bateman
                                    Secretary

Memphis, Tennessee
August [17], 2001

                                   APPENDIX A

                          SCB COMPUTER TECHNOLOGY, INC.

                 CHARTER AMENDMENT CREATING CLASSIFIED BOARD OF
                        DIRECTORS SERVING STAGGERED TERMS

     Section 9 of the Charter is hereby amended to be and read in its entirety as follows:

     "All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, a Board of Directors consisting of not less than three nor more than nine directors, the exact number of directors to be determined in the manner provided in the Bylaws of the corporation.

     "The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as reasonably possible, designated as Class I, Class II, and Class III. The directors initially elected to Class I shall hold office for a term expiring at the annual meeting of shareholders to be held in 2002, the director initially elected to Class II shall hold office for a term expiring at the annual meeting of shareholders to be held in 2003, and the directors initially elected to Class III shall hold office for a term expiring at the annual meeting of shareholders to be held in 2004. At each successive annual meeting of shareholders of the corporation beginning in 2002, the successors of the class of directors whose terms expire at that meeting will be elected to hold office for a term expiring at the corporation's third annual meeting of shareholders held after their election. In each case, the directors shall hold office until their respective successors are elected and qualified, subject to their prior death, resignation, retirement, disqualification, or removal from office.

     "Any director may be removed from office but only for cause and only by (a) the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote for the election of directors, considered for this purpose as one class, unless a vote of a special voting group is otherwise required by law, or (b) the affirmative vote of a majority of the entire Board of Directors then in office.

     "Any vacancy on the Board of Directors, including a vacancy that results from an increase in the number of directors or a vacancy that results from the removal of a director with or without cause, shall be filled either by the Board of Directors or the shareholders. Any person so elected to fill a vacancy on the Board of Directors shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which such director has been elected expires and until such director's successor shall have been duly elected and qualified.

     "Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of this Charter applicable thereto."

                                   APPENDIX B

                          SCB COMPUTER TECHNOLOGY, INC.

                             AUDIT COMMITTEE CHARTER

MISSION

     The mission of the Audit Committee of the Board of Directors of SCB Computer Technology, Inc. ("SCB") is to provide diligent oversight of the financial reporting process including working closely with management and independent accountants in order to promote accurate, high quality, and timely disclosure of financial and other information to the board, shareholders, and the public markets. To carry out this oversight role, the Audit Committee will focus on ensuring that the system of internal accounting controls is adequate and that management is committed to fair and accurate financial reporting. A critical element to achieve this mission is an environment and "tone at the top" that encourages open, candid and frequent communications among the Audit Committee, management and the independent accountants.

COMPOSITION AND QUALIFICATIONS

     The Audit Committee will consist of at least three independent directors. Each of the three directors is required to possess a minimum level of financial literacy, defined as the ability to read and understand financial statements, including the balance sheet, income statement, and cash flow statement. At least one director must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

     Members of the Audit Committee shall be considered independent if they have no relationship to SCB or any of its affiliates that may interfere with the exercise of their independence from management and the corporation. Examples of such independence include:

     - a director who has not been employed by SCB or any of its affiliates for the current year or any of the past three years;

     - a director who has not accepted any compensation from SCB or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

     - a director who is not a member of the immediate family of an individual who is, or has been in any of the past three years, employed by SCB or any of its affiliates as an executive officer;

     - a director who has not been a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which SCB or any of its affiliates made, or from which SCB or any of its affiliates received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     - a director who has not been employed as an executive of another entity where any of SCB's executives serve on that entity's compensation committee.

     Under exceptional and limited circumstances, however, one non-independent director may serve on the Audit Committee, provided that the Board of Directors determines it to be in the best interests of SCB and its shareholders, and the Board of Directors discloses the reasons for the determination in SCB's next annual proxy statement. Current employees or officers, or their immediate family members, however, are not able to serve on the Audit Committee under this exception.

AUTHORITY AND COMMUNICATIONS

     WITH BOARD OF DIRECTORS. The Board of Directors will assess and when satisfied approve the Audit Committee charter. The Board of Directors will review and reassess the Audit Committee charter at least every three years. The Audit Committee will communicate any significant items that fall within their mission to the other members of the Board of Directors in a timely matter. These and other items to be discussed by the Audit Committee with the full Board of Directors will be included in the agenda of the regularly scheduled board meetings.

     WITH MANAGEMENT. The Audit Committee, prior to issuance of the annual financial statements or Form 10-K, will discuss with management any issues raised by the independent accountants regarding the quality of the accounting principles as applied, and significant judgments affecting SCB's consolidated financial statements.

     WITH INTERNAL AUDIT. The internal auditor is expected to assess management's accounting practices and adherence to internal controls. The internal auditor is employed by management to review the activities of management making confidential exchanges between the Audit Committee and the internal auditor a critical component of independence. A copy of management's responses to internal audit assessments should be provided to the Audit Committee, including assessments of compliance with Policies and Procedures.

     WITH INDEPENDENT ACCOUNTANTS. Independent accountants who opine on the financial statements ultimately are accountable to the Board of Directors as representatives of the shareholders. The independent accountants will issue their opinion to the Board of Directors through the Audit Committee; and the Audit Committee, with the concurrence of a majority of the five members of the Board of Directors, has the responsibility and authority to select, evaluate and replace the independent accountants.

     The Audit Committee will engage in an active dialogue with the independent accountants regarding any disclosed relationships or services that may impact the objectivity and independence of the independent accountants, and will be responsible for taking, or recommending that the full Board of Directors take, appropriate action to ensure the independence of the independent accountants.

     Independent accountants will provide to the Audit Committee a written statement delineating relationships between themselves and SCB and any other matters that might reasonably be expected to affect their independence. This written statement will be submitted to the Audit Committee at the beginning of the annual financial audit and resubmitted, including any changes, when the final independent accountants' report is submitted to the Audit Committee.

     Independent accountants will discuss with the Audit Committee and a representative of financial management their position regarding significant accounting principles underlying accounting judgments and estimates prior to issuance of the financial statements or the filing of Form 10-Q.

MEETING AND REPORTING

     The Audit Committee will meet separately from the entire Board of Directors at least four times per fiscal year to discuss any issues which fall within their oversight function defined in the mission.

     The Audit Committee will have a disclosure included in the proxy statement for SCB's annual meeting that it has adopted a charter, and whether the Audit Committee has satisfied its responsibilities during the prior year in compliance with its charter.

     This charter will be published in SCB's proxy for its annual meeting at least every three years.

                                   [SCB LOGO]

PROXY                           PRELIMINARY COPY                           PROXY

                          SCB COMPUTER TECHNOLOGY, INC.

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The 2001 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on September 20, 2001, beginning at 10:00 a.m. (Memphis time). The undersigned hereby acknowledges receipt of the combined Notice of 2001 Annual Meeting of Shareholders and Proxy Statement dated August [17], 2001, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

     The undersigned hereby appoints Gordon L. Bateman and Michael J. Boling, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

     The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof.

                           (Continued on reverse side)

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                            [SCB LOGO AND LETTERHEAD]

                                August [17], 2001

Dear Shareholder:

     It is a great pleasure to have this opportunity to provide you with our 2001 Annual Report and the Proxy Statement for our 2001 Annual Meeting of Shareholders. The Annual Report discusses our performance in fiscal 2001 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on September 20, 2001.

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a TOUCH-TONE TELEPHONE at any time and follow the instructions on the reverse side;

2. Use the INTERNET at HTTP://WWW.PROXYVOTING.COM/SCBI at any time and follow the instructions on the reverse side; or

3. Complete, sign, date, and return your PROXY CARD in the accompanying envelope.

     Thank you for your continued interest in, and ownership of, SCB Computer Technology, Inc.

                                    Sincerely,

                                    [Signature]

                                    T. Scott Cobb
                                    President and Chief Executive Officer

--------------------------------------------------------------------------------

                                                               PLEASE MARK
                                                             YOUR VOTES AS   [ ]
                                                              INDICATED IN
                                                              THIS EXAMPLE

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned's instructions set forth herein. If no instruction are provided, this proxy will be voted FOR each of the proposals described below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

1. To approve an amendment to the Company's charter that classifies the Board of Directors into three classes of directors who will serve for staggered terms.

         FOR                       AGAINST              ABSTAIN

         [ ]                         [ ]                   [ ]


2. To elect five directors to serve on the Board of Directors for the terms described in the Proxy Statement.

         FOR all         WITHHOLD
        nominees        AUTHORITY   01  Jack R. Blair       02  George E. Cates
     listed (except      for all
      as otherwise      nominees
       indicated*)       listed     03  T. Scott Cobb       04  James E. Harwood


           [ ]             [ ]      05  Robert G. McEniry

* Instruction: To withhold authority to vote for any director nominee, draw a line through the name of the nominee in the list above.

3. To ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2002.

         FOR                       AGAINST              ABSTAIN

         [ ]                         [ ]                   [ ]

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

                                    Date:_________________________________, 2001


                                    --------------------------------------------
                                    Signature of shareholder

                                    --------------------------------------------
                                    Signature of shareholder, if held jointly

                                    Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -



                      VOTE BY TELEPHONE OR INTERNET OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

                        TELEPHONE AND INTERNET VOTING ARE
                   AVAILABLE THROUGH 4PM, EASTERN TIME, ON THE
                       BUSINESS DAY PRIOR TO THE MEETING.

              YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED
                PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS
               IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

--------------------------------------      --------------------------------------        -----------------------------------

              INTERNET                                     TELEPHONE                                       MAIL
   HTTP://WWW.PROXYVOTING.COM/SCBI                       1-800-840-1208

Use the Internet to vote your proxy.        Use any touch-tone telephone to vote          Mark, sign, and date your proxy
Have your proxy card in hand when you       your proxy. Have your proxy card in           card and return it in the enclosed
access  the web site. You will be       OR  hand when you call. You will be         OR    postage-paid envelope.
prompted to enter your control number,      prompted to enter your control number,
located in the box below, to create         located in the box below, and then
and submit an electronic ballot.            follow the directions given.
--------------------------------------      --------------------------------------        -----------------------------------




                IF YOU VOTE YOUR PROXY BY TELEPHONE OR INTERNET,
                   YOU DO NOT NEED TO RETURN YOUR PROXY CARD.


                              THANK YOU FOR VOTING.

KSOP                            PRELIMINARY COPY                            KSOP


                          SCB COMPUTER TECHNOLOGY, INC.

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2001

                THIS VOTING INSTRUCTION FORM FOR PARTICIPANTS IN
                     THE SCB COMPUTER TECHNOLOGY, INC. KSOP
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The 2001 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on September 20, 2001, beginning at 10:00 a.m. (Memphis time). The undersigned hereby acknowledges receipt of the combined Notice of 2001 Annual Meeting of Shareholders and Proxy Statement dated August [17], 2001, accompanying this voting instruction form, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

     The undersigned is a participant in the Company's KSOP. In such capacity, the undersigned hereby instructs Merrill Lynch Trust Company, as trustee of the KSOP, to vote all shares of the Company's common stock held by the KSOP and allocated to the undersigned's KSOP account as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof in accordance with the instructions set forth herein.

     The undersigned hereby revokes any instruction heretofore given and instructs the KSOP trustee to vote or act as indicated on the reverse side hereof.

                           (Continued on reverse side)

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                            [SCB LOGO AND LETTERHEAD]

                                August [17], 2001

Dear KSOP Participant:

     It is a great pleasure to have this opportunity to provide you with our 2001 Annual Report and the Proxy Statement for our 2001 Annual Meeting of Shareholders. The Annual Report discusses our performance in fiscal 2001 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on September 20, 2001.

                      YOUR VOTING INSTRUCTION IS IMPORTANT!

  YOU CAN PROVIDE VOTING INSTRUCTIONS TO THE KSOP TRUSTEE IN ONE OF THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a TOUCH-TONE TELEPHONE at any time and follow the instructions on the reverse side;

2. Use the INTERNET at HTTP://WWW.PROXYVOTING.COM/SCBI at any time and follow the instructions on the reverse side; or

3. Complete, sign, date, and return your VOTING INSTRUCTION FORM in the accompanying envelope.

     Thank you for your continued interest in, and ownership of, SCB Computer Technology, Inc.

                                    Sincerely,

                                    [Signature]

                                    T. Scott Cobb
                                    President and Chief Executive Officer


--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -


                                                               PLEASE MARK
                                                             YOUR VOTES AS   [ ]
                                                              INDICATED IN
                                                              THIS EXAMPLE

The KSOP trustee will vote the shares of common stock held by the KSOP and allocated to the undersigned's KSOP account in accordance with the instructions set forth herein if they are received by September [17], 2001. If the undersigned's voting instructions are not received by such date, the KSOP trustee will vote the shares of common stock allocated to the undersigned's KSOP account in the same proportion that it votes the shares for which timely instructions were received from other KSOP participants. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE KSOP TRUSTEE TO VOTE FOR THE PROPOSALS.



1. To approve an amendment to the Company's charter that classifies the Board of Directors into three classes of directors who will serve for staggered terms.

         FOR                       AGAINST              ABSTAIN

         [ ]                         [ ]                   [ ]


2. To elect five directors to serve on the Board of Directors for the terms described in the Proxy Statement.

         FOR all         WITHHOLD
        nominees        AUTHORITY   01  Jack R. Blair       02  George E. Cates
     listed (except      for all
      as otherwise      nominees
       indicated*)       listed     03  T. Scott Cobb       04  James E. Harwood


           [ ]             [ ]      05  Robert G. McEniry

* Instruction: To withhold authority to vote for any director nominee, draw a line through the name of the nominee in the list above.


3. To ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2002.

         FOR                       AGAINST              ABSTAIN

         [ ]                         [ ]                   [ ]


With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.








                                    Date:_________________________________, 2001



                                    --------------------------------------------
                                    Signature of KSOP participant

                                    Please sign your name as it appears on the voting instruction form.

--------------------------------------------------------------------------------


                            - FOLD AND DETACH HERE -

       PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                   TELEPHONE AND INTERNET VOTING INSTRUCTIONS
                  ARE AVAILABLE THROUGH 4PM, EASTERN TIME, ON
                     THE BUSINESS DAY PRIOR TO THE MEETING.

          YOUR TELEPHONE OR INTERNET VOTING INSTRUCTIONS AUTHORIZE THE
             KSOP TRUSTEE TO VOTE YOUR SHARES IN THE SAME MANNER AS
                 IF YOU MARKED, SIGNED AND RETURNED YOUR VOTING
                               INSTRUCTION FORM.

--------------------------------------        --------------------------------------        -----------------------------------

               INTERNET                                    TELEPHONE                                       MAIL
   HTTP://WWW.PROXYVOTING.COM/SCBI                      1-800-840-1208

  Use the Internet to provide your            Use  any touch-tone telephone  to             Mark,   sign  and  date  your  voting
  voting instructions to the KSOP             provide your voting instructions.             instruction  form  and  return  it in
  trustee. Have your voting instruction       Have your voting instruction form in          the enclosed postage-paid envelope.
  form in hand when you access the web   OR   hand when you call. You will be        OR
  site. You will be  prompted to enter        prompted to enter your control
  your control number, located in the         number, located in the box below,
  box  below, to create and submit an         and then follow the directions given.
  electronic ballot.
--------------------------------------        --------------------------------------        -----------------------------------




        IF YOU PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET,
            YOU DO NOT NEED TO RETURN YOUR VOTING INSTRUCTION FORM.

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.